UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2005

                        ELECTRONIC CONTROL SECURITY INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                     0-30810                 22-2138196
(State or other jurisdiction          (Commission               IRS Employer
      of incorporation)               File Number)           Identification No.)

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

      The following financial statements of Clarion Sensing Systems, Inc., the acquired business, are submitted at the end of this Amendment to Current Report on Form 8-K/A, and are filed herewith and incorporated herein by reference:

      (i)   Financial statements of businesses acquired.

         Financial Statements                                        Page
         --------------------                                        ----

Audited Financial Statements of Clarion
Sensing Systems, Inc. for the Year ended
December 31, 2004                                                     1-9

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ELECTRONIC CONTROL SECURITY INC.

Date: August 12, 2005                                By: /s/ Arthur Barchenko
                                                        ------------------------
                                                     Arthur Barchenko, President

                          CLARION SENSING SYSTEMS, INC.
                              Financial Statements
                          Year Ended December 31, 2004

                          CLARION SENSING SYSTEMS, INC.

                                TABLE OF CONTENTS

                                                                            Page

Report of Independent Registered Public Accounting Firm...................    1

Financial Statements
    Balance Sheet.........................................................    2
    Statement of Operations...............................................    3
    Statement of Stockholders' Deficit ...................................    4
    Statement of Cash Flows...............................................    5
    Notes to Financial Statements.........................................    6

                          Independent Auditors' Report

To the Board of Directors
Clarion Sensing Systems, Inc.
Indianapolis, Indiana

We have audited the accompanying balance sheet of Clarion Sensing Systems, Inc., as of December 31, 2004, and the related statements of operations, stockholders' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2004 financial statements referred to above present fairly, in all material respects, the financial position of Clarion Sensing Systems, Inc., as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted auditing principles.

/s/ Somerset CPAs, P.C.

Indianapolis, Indiana

August 9, 2005

                          CLARION SENSING SYSTEMS, INC
                                  Balance Sheet
                                December 31, 2004

                                     Assets
Current Assets
    Cash                                                            $    10,058
    Inventories                                                           1,001
                                                                    -----------

    Total Current Assets                                                 11,059
                                                                    -----------
Property and Equipment
    Property and equipment                                               23,428
    Less allowances for depreciation                                    (14,263)
                                                                    -----------

    Total Property and Equipment                                          9,165
                                                                    -----------

         Total Assets                                               $    20,224
                                                                    ===========
                      Liabilities and Shareholders' Deficit
Liabilities
    Accounts payable                                                $    59,952
    Short-term debt                                                     381,300
    Note payable to bank                                                105,794
    Current portion of capital lease obligations                          4,338
    Accrued wages and withholdings                                      419,261
    Accrued rent                                                         56,696
                                                                    -----------

    Total Liabilities                                                 1,027,341
                                                                    -----------
Shareholders' Deficit
    Common stock                                                         50,000
    Additional paid-in capital                                          464,938
    Accumulated deficit                                              (1,522,055)
                                                                    -----------
    Total Shareholders' Deficit                                      (1,007,117)
                                                                    -----------
         Total Liabilities and Shareholders' Deficit                $    20,224
                                                                    ===========

                             See accompanying notes.

                          CLARION SENSING SYSTEMS, INC.
                             Statement of Operations
                      For the Year Ended December 31, 2004

Revenues                                                           $     45,623

Cost of Revenues                                                         12,042
                                                                   ------------

Gross Profit                                                             33,581
                                                                   ------------

General and Administrative Expense                                      318,144
                                                                   ------------

Loss from Operations                                                   (284,563)
                                                                   ------------
Other Expense
    Interest expense                                                    (22,785)
                                                                   ------------

Net Loss                                                           $   (307,348)
                                                                   ============

                             See accompanying notes.

                          CLARION SENSING SYSTEMS, INC.
                   Statement of Stockholders' Equity (Deficit)
                      For the Year Ended December 31, 2004

                                                                                                          Total
                                           Common Stock               Additional        Retained       Shareholders'
                                      Shares           Amount      Paid in Capital       Deficit      Equity (Deficit)
                                   -----------      -----------    ---------------    -----------     ---------------
Balance at December 31, 2003               116      $    50,000      $   432,558      $(1,214,707)      $  (732,149)
Issuance of common stock                     1                             7,500                              7,500
Capital contributions from
stockholders                                                              24,880                             24,880
Net loss                                                                                 (307,348)         (307,348)
                                   -----------      -----------      -----------      -----------       -----------
Balance at September 30, 2004              117      $    50,000      $   464,938      $(1,522,055)      $(1,007,117)
                                   ===========      ===========      ===========      ===========       ===========

                             See accompanying notes.

                          CLARION SENSING SYSTEMS, INC.
                             Statement of Cash Flows
                      For the Year Ended December 31, 2004

Cash Flows from Operating Activities
    Net loss                                                       $   (307,348)
    Adjustments to reconcile net loss to net cash
             used by operating activities:
                Depreciation and amortization                             4,166
                Changes in operating assets and liabilities:
                     (Increase) decrease in accounts receivable           2,773
                     Increase (decrease) in accounts payable            (36,908)
                     Increase (decrease) in accrued expenses            (15,101)
                                                                   ------------
    Net cash used in operating activities                              (352,418)

Cash Flows from Financing Activities
    Capital contributions                                                32,380
    Proceeds from issuance of debt                                      313,594
    Principal payments under capital lease obligations                   (5,291)
                                                                   ------------
    Net cash used in financing activities                               340,683
                                                                   ------------
Net Decrease in Cash and Cash Equivalents                               (11,735)

Cash and Cash Equivalents, Beginning of Year                             21,793
                                                                   ------------

Cash and Cash Equivalents, End of Year                             $     10,058
                                                                   ============

Supplemental Cash Flow Disclosures
    Interest paid                                                  $     22,785
                                                                   ============

                             See accompanying notes.

                         CLARION SENSING SYSTEMS, INC.
                          Notes to Financial Statements
                                December 31, 2004

Note 1 - Nature of Operations and Summary of Significant Accounting Policies:

Nature of Operations

Clarion Sensing Systems, Inc. (the Company), is an Indianapolis based provider of proprietary monitoring sensor systems, designed for air and water sensing applications. The sensor system is able to remotely monitor, analyze, detect and communicate the presence of nuclear, biological, chemical and radiological contamination and operational problems, allowing for immediate notification and action. The Company provides its services to various industries, including municipalities, manufacturing, and military and defense operations.

Revenue Recognition

The Company generally recognizes revenue for contracts utilizing output measures such as when services are performed, units are delivered or when contract milestones are met.

Inventories

Inventories are stated at the lower of cost or market. Costs are determined under the first-in, first-out method (FIFO) method of accounting.

Property, Equipment, and Depreciation

Property and equipment are carried at cost and includes expenditures for new additions and those, which substantially increase the useful lives of existing assets. Depreciation is computed at various rates by use of the straight-line method and certain accelerated methods. Depreciable lives are generally as follows:

         Office furniture                5 to  7 years
         Equipment                       5 to 10 years

Expenditures for normal repairs and maintenance are charged to operations as incurred. The cost of property or equipment retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts in the year of disposal with the resulting gain or loss reflected in earnings or in the cost of the replacement asset.

The provision for depreciation amounted to $4,166 for the year ended December 31, 2004.

                         CLARION SENSING SYSTEMS, INC.
                          Notes to Financial Statements
                                December 31, 2004

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued):

Cash Flows

For purposes of the Statements of Cash Flows, the Company considers all highly liquid instruments that are purchased within three months or less of an instruments maturity date to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Note Payable:

The Company has a promissory note payable due to a bank at December 31, 2004, in the amount of $105,794 with a fixed interest rate of 7%, later amended to 8.75% due to loan default as discussed in the following paragraph. The note is secured by substantially all assets of the Company and is personally guaranteed by certain stockholders of the Company.

The note payable contains various affirmative covenants. At December 31, 2004, the Company was in breach with many of these covenants and the loan was considered in default. As a result the Company entered into an agreement with the bank to pay interest only on the note up through sale of the Company's assets as described in Note 8. Under terms of the agreement, the buyer has entered into a contract with the bank to pay the obligation and has assumed the liability at closing.

Note 3 - Short-term Debt:

The Company has outstanding debt due on demand in the amount of $85,316 due to prospective investors, as of December 31, 2004, including imputed interest ranging from 10% - 15%. Upon the sale of the Company's assets as described in
Note 8, the debt was converted to stock of the buyer as defined in the agreement.

The Company also has outstanding debt in the amount of $287,100, with interest fixed at 7.5% due to ECSI International, Inc. (ECSI) as of December 31, 2004. The note is secured by certain stockholders of the Company and contains certain covenants as defined. Pursuant to the agreement, ECSI agreed to fund operations of the Company during the period the sale remained under negotiation. Upon the consummation of the sale in March 2005, (see note 8) the outstanding principal became additional consideration of the purchase price and the accrued interest was forgiven.

                         CLARION SENSING SYSTEMS, INC.
                          Notes to Financial Statements
                                December 31, 2004

Note 4 - Capital Leases:

Long-term leases relating to the financing of fixed assets are accounted for as installment purchases. The capital lease obligations reflect the present value of future rental payments, discounted at the interest rate implicit in the lease, and a corresponding amount is capitalized as the cost of the fixed assets. The fixed assets are being depreciated over periods ranging from five to ten years.

The following is an analysis of fixed assets under capital lease at December 31, 2004:

      Equipment                             $     16,917
      Less allowances for depreciation             9,578
                                            ------------

                                            $      7,339
                                            ============

Following is a schedule of future minimum lease payments due under the capital lease obligations together with the present value of net minimum lease payments as of December 31, 2004:

      Year Ending December 31, 2005                    $      4,667
              Later Years                                         0
                                                       ------------

      Total minimal lease payments                            4,667
      Less amounts representing interest                        329
                                                       ------------

      Present value of net minimum lease payments             4,338

      Less current portion                                   (4,338)
                                                       ------------

      Long-term portion                                $          0
                                                       ============

Note 5 - Related Party Transactions:

The Company leases its office facilities from a stockholder. The lease was on a month-to-month basis, providing for monthly payments of $1,288 through October 31, 2004. Effective November 1, 2004, the lease was restructured and a new agreement was signed. The new agreement provides for monthly payments of $1,300, expiring November 30, 2005. Rent expense amounted to $18,031 for the year ended December 31, 2004.

                         CLARION SENSING SYSTEMS, INC.
                          Notes to Financial Statements
                                December 31, 2004

Note 6 - Common Stock:

The Company has stock with equal voting rights and no par value.

The following summarizes the Company's shares of common stock as of December 31, 2004:

              Authorized                1,000
              Issued                      117
              Outstanding                 117

Note 7 - Income Taxes:

The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision for income taxes has been included in the financial statements.

Note 8 - Subsequent Event:

On March 4, 2005, the Company sold substantially all of its assets to ECSI International, Inc. ("ECSI") in exchange for 394,682 shares of ECSI common stock and the assumption by ECSI of certain liabilities. Also under terms of the agreement ECSI will assume the majority of accrued compensation and accrued rent, included in the Company's December 31, 2004 balance sheet if certain future operating performance targets are met. If those operating targets are met, the value of the consideration ultimately paid to the Company's current stockholders will be added to the cost of the acquisition.